UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2019

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Arapahoe St., Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 11, 2019, Akerna Corp. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) in Denver, Colorado. At the Annual Meeting, stockholders voted:

•	To elect two Class I directors to serve on the Board of Directors for a three year term that expires at the 2022 annual meeting of stockholders or until their respective successors are elected and qualified or until their earlier resignation or removal;

•	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020;

•	To vote on the 2019 executive compensation; and

•	To vote on the frequency of future advisory votes on executive compensation.

Both nominees were elected as Class I directors with the following vote:

Nominee	For	Withheld	Broker Non-Votes
Tahira Rehmatullah	4,253,626	147,755	2,184,113
Matthew R. Kane	4,318,758	82,623	2,184,113

The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020 was ratified with the following vote:

For	Against	Abstain	Broker Non-Votes
6,526,651	46,580	12,263	0

The 2019 executive compensation was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
4,355,026	37,226	9,129	2,184,113

Three years was approved as the frequency of future advisory votes on executive compensation with the following vote:

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
3,511,905	34,231	842,143	13,102	2,184,113

Pursuant to the foregoing vote on the frequency of future advisory votes on executive compensation, the Company’s stockholders will next vote on executive compensation and the frequency of future advisory votes on executive compensation at the 2022 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 13, 2019	AKERNA CORP.

	By:	/s/ Jessica Billingsley
Name: Jessica Billingsley Title: Chief Executive Officer